SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2006

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                    333-131374                  20-0842986
----------------------------       ----------------         --------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

     383 MADISON AVENUE
     NEW YORK, NEW YORK                                            10179
----------------------------                                --------------------
     (Address of Principal                                       (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Not applicable

        (b)   Not applicable

        (c)   Exhibits:

        10.1 Swap Agreements, dated November 9, 2006, between Bear Stearns Asset Backed Securities Trust 2006-4 and The Bank of New York.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC



By: /s/ Baron Silverstein
   -----------------------
Name:  Baron Silverstein
Title: Vice President

Dated: March 27, 2007

                                  EXHIBIT INDEX


Exhibit          Item 601 (a) of              Sequentially                 Page
Number           Regulation S-K               Numbered
                 Exhibit No.                  Description

10.1             10                           Swap Agreements              4

[GRAPHIC OMITTED]

                                             BEAR STEARNS CAPITAL MARKETS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-2000


DATE:             November 9, 2006

TO:               The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities Trust 2006-4
ATTENTION:        Mirela Cabej
TELEPHONE:        212-815-8171
FACSIMILE:        212-815-8093

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation

REFERENCE NUMBER: CXNS205198

The purpose of this long-form confirmation ("CONFIRMATION") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "TRANSACTION") between BEAR STEARNS CAPITAL MARKETS INC. ("PARTY A") and The Bank of New York, not individually, but solely as trustee (the "Trustee") on behalf of trust with respect to the BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-4 (the "Trust") ("PARTY B") created under the Pooling and Servicing Agreement, dated as of OCTOBER 1, 2006, among Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and the Bank of New York, as Trustee (the "POOLING AND SERVICING AGREEMENT"). This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "CONFIRMATION" and also constitutes a "SCHEDULE" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA MASTER AGREEMENT"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT SUPPORT ANNEX"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in
         Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions (as defined in Part 5(a) hereof); and (v) the ISDA Master Agreement.

         Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 2 of 28


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                 Interest Rate Swap

         Notional Amount:                     With respect to any Calculation
                                              Period, the amount set forth for
                                              such period on Schedule I attached
                                              hereto.

         Trade Date:                          October 31, 2006

         Effective Date:                      November 8, 2006

         Termination Date:                    October 25, 2010, subject to
                                              adjustment in accordance with the
                                              Business Day Convention; provided,
                                              however, that for the purpose of
                                              determining the final Fixed Rate
                                              Payer Period End Date, Termination
                                              Date shall be subject to No
                                              Adjustment.

         Fixed Amounts:

                  Fixed Rate Payer:           Party B

                  Fixed Rate Payer
                  Period End Dates:           The 25th calendar day of each
                                              month during the Term of this
                                              Transaction, commencing November
                                              25, 2006, and ending on the
                                              Termination Date, with No
                                              Adjustment.

                  Fixed Rate Payer
                  Payment Dates:              The 25th calendar day of each
                                              month during the Term of this
                                              Transaction, commencing November
                                              25, 2006, and ending on the
                                              Termination Date, subject to
                                              adjustment in accordance with the
                                              Business Day Convention.

                  Fixed Rate:                 5.09200%


                  Fixed Rate Day
                  Count Fraction:             30/360

         Floating Amounts:

                  Floating Rate Payer:        Party A

                  Floating Rate Payer
                  Period End Dates:           The 25th calendar day of each
                                              month during the Term of this
                                              Transaction, commencing November
                                              25, 2006, and ending on the
                                              Termination Date, subject to
                                              adjustment in accordance with the
                                              Business Day Convention.

                  Floating Rate Payer
                  Payment Dates:              The 25th calendar day of each
                                              month during the Term of this
                                              Transaction, commencing November
                                              25, 2006, and ending on the
                                              Termination Date, subject to
                                              adjustment in accordance with the
                                              Business Day Convention.

                  Floating Rate Option:       USD-LIBOR-BBA

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 3 of 28


                  Designated Maturity:        One month

                  Floating Rate Day
                  Count Fraction:             Actual/360

                  Reset Dates:                The first day of each Calculation
                                              Period.

                  Compounding:                Inapplicable

                  Business Days:              New York

                  Business Day Convention:    Following

                  Calculation Agent:          Party A

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 4 of 28


3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master
         Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a) "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

         (i) The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "second"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i) and Paragraph 7 of the Credit Support Annex, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under
                  Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

         (ii) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

         (iii) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

         (iv) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

         (v)      The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of
                  Section 5(a)(v) will apply to Party A and will not apply to Party B.

         (vi) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of
                  Section 5(a)(vi), solely with respect to Party A:

                  "Specified Indebtedness" will have the meaning specified in
                  Section 14.

                  "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

                  "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 5 of 28


                  stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

         (vii) The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), 5(a)(vii)(6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), 5(a)(vii) (7) and 5(a)(vii) (9) will not apply to Party B; provided that, with respect to Party B only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

         (viii) The "MERGER WITHOUT ASSUMPTION" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)      TERMINATION EVENTS.

         The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

         (i) The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii) The "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

         (iii) The "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B.

         (iv) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)      PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e)of this
         Agreement:

         (i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 6 of 28

                  (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                         "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

                  (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                         "SETTLEMENT AMOUNT" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

                         (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                         (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                         (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 7 of 28


                  (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

                  (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                         "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

                  (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

         (ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h) ADDITIONAL TERMINATION EVENTS. Additional Termination Events will apply as provided in Part 5(c).

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 8 of 28


PART 2.  TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this
                  Agreement:

                  (A)    Party A makes the following representation(s):

                         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to
                         Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
                         (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

                  (B)    Party B makes the following representation(s):

                         None.

         (ii)     PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this
                  Agreement:

                  (A)    Party A makes the following representation(s):

                         Party A is a corporation created or organized in the United States or under the laws of the United States or of any State or of the District of Columbia. Party A is a "United States person" for U.S. federal tax purposes as that term is defined in Section 7701(a)(30) (or any applicable successor provision) of the U.S. Internal Revenue Code of 1986, as amended. Party A's U.S. taxpayer identification number is BSCM: 13-3542027.

                  (B)    Party B makes the following representation(s):

                         None.

(b)      TAX PROVISIONS.

         (i) GROSS UP. Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

         (ii)     INDEMNIFIABLE TAX. The definition of "Indemnifiable Tax" in
                  Section 14 is hereby amended by inserting after the words "this Agreement" the words "or a Credit Support Document" on the second line of such definition.

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 9 of 28


PART 3.  AGREEMENT TO DELIVER DOCUMENTS.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:


PARTY REQUIRED TO      FORM/DOCUMENT/                                           DATE BY WHICH TO
DELIVER DOCUMENT       CERTIFICATE                                              BE DELIVERED
Party A                An  original  properly  completed  and  executed         (i) upon execution of this Agreement, (ii) on or
                       United States Internal  Revenue Service Form W-9         before the first payment date under this Agreement,
                       (or any  successor  thereto) with respect to any         including any Credit Support Document, (iii)
                       payments  received or to be received by Party A,         promptly upon the reasonable demand by Party B, (iv)
                       that  eliminates  U.S.  federal  withholding and         prior to the expiration or obsolescence of any
                       backup  withholding  Tax on  payments to Party A         previously delivered form, and (v) promptly upon the
                       under this Agreement.                                    information on any such previously delivered form
                                                                                becoming inaccurate or incorrect.


Party B                An  original  properly  completed  and  executed         (i) upon execution of this Agreement, (ii) on or
                       United States Internal  Revenue Service Form W-9         before the first payment date under this Agreement,
                       (or any  successor  thereto) with respect to any         including any Credit Support Document, (iii)
                       payments  received or to be received by Party A,         promptly upon the reasonable demand by Party B, (iv)
                       that  eliminates  U.S.  federal  withholding and         prior to the expiration or obsolescence of any
                       backup  withholding  Tax on  payments to Party A         previously delivered form, and (v) promptly upon the
                       under this Agreement.                                    information on any such previously delivered form
                                                                                becoming inaccurate or incorrect.

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 10 of 28


(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED        FORM/DOCUMENT/                                         DATE BY WHICH TO                      COVERED BY
TO DELIVER            CERTIFICATE                                            BE DELIVERED                          SECTION 3(D)
DOCUMENT                                                                                                           REPRESENTATION

Party A and           Any documents required by the receiving party to       Upon the execution and delivery       Yes
Party B               evidence the authority of the delivering party or      of this Agreement
                      its Credit Support Provider, if any, for it to
                      execute and deliver the Agreement, this
                      Confirmation, and any Credit Support Documents to
                      which it is a party, and to evidence the authority
                      of the delivering party or its Credit Support
                      Provider to perform its obligations under the
                      Agreement, this Confirmation and any Credit
                      Support Document, as the case may be

Party A and           A certificate of an authorized officer of the          Upon the execution and delivery of    Yes
Party B               party, as to the incumbency and authority of the       this Agreement
                      respective officers of the party signing the
                      Agreement, this Confirmation, and any relevant
                      Credit Support Document, as the case may be

Party A               Annual Report of BSC containing consolidated           Upon request by Party B               Yes
                      financial statements certified by independent
                      certified public accountants and prepared in
                      accordance with generally accepted accounting
                      principles in the country in which BSC is
                      organized

Party A               Quarterly Financial Statements of BSC containing       Upon request by Party B               Yes
                      unaudited, consolidated financial statements of
                      BSC's fiscal quarter prepared in accordance with
                      generally accepted accounting principles in the
                      country in which BSC is organized

Party A                An opinion of counsel to Party A                      Upon the execution and delivery of    No
                                                                             this Agreement

Party A                A   guarantee   of  The  Bear   Stearns               Upon the execution and delivery of    No
                       Companies Inc. ("BSC")                                this Agreement

Party A                An  opinion  of  counsel  to Party  A's               Upon the execution and delivery of    No
                       Guarantor.                                            this Agreement

Party B                An executed  version of the Pooling and               Concurrently with filing of each      Yes
                       Servicing Agreement                                   draft of the Pooling and Servicing
                                                                             Agreement with the U.S. Securities
                                                                             and Exchange Commission

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 11 of 28


PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this
         Agreement:

         Address for notices or communications to Party A:

         Address:                   383 Madison Avenue
                                    New York, NY  10179
         Attention:                 Derivatives Documentation
         Facsimile:                 212-272-9857
         Phone:                     212-272-2711

         (For all purposes)

         Address for notices or communications to Party B:

         Address:                   The Bank of New York
                                    101 Barclay Street
                                    Floor 4W
                                    New York, NY  10286
         Attention:                 Mirela Cabej
         Facsimile:                 212-815-8093
         Phone:                     212-815-8171

         With a copy to:

         Address:                   Wells Fargo Bank, N.A.
                                    9062 Old Annapolis Road
                                    Columbia, Maryland  21045
         Attention:                 Client Services Manager BSABS 2006-4
         Facsimile:                 410-715-2380


         (For all purposes)

         Address for notices or communications to the Swap Rating Agencies, including, without limitation, notice of designation of an Early Termination Date by Party B and notice of any transfer of any rights or obligations under this Agreement:

         S&P
         Address:                   55 Water Street
                                    New York, NY  10041

         Moody's
         Address:                   99 Church Street
                                    New York, NY  10007



(b)      PROCESS AGENT. For the purpose of Section 13(c):

         Party A appoints as its Process Agent: Not applicable.

         Party B appoints as its Process Agent: Not applicable.


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Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 12 of 28


(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT. The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

         Party B:          The Credit Support Annex.

(g) CREDIT SUPPORT PROVIDER.

         Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

         Party B:          None.

(h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) NETTING OF PAYMENTS. Subject to Part I(f)(D), the parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) AFFILIATE. Party A and Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).


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Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 13 of 28


PART 5.  OTHERS PROVISIONS.

(a) DEFINITIONS. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i) SINGLE AGREEMENT. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

         (ii) CHANGE OF ACCOUNT. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

         (iii) REPRESENTATIONS. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

                  "(g)   Relationship Between Parties.

                           (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                           (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision subject to Section 6(n) of this Agreement to enter into the Transaction and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                           (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                           (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                           (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."


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Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 14 of 28


         (iv) TRANSFER TO AVOID TERMINATION EVENT. Section 6(b)(ii) is hereby amended by (i) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof and (ii) by deleting the last paragraph thereof and inserting the following:

                     "Notwithstanding anything to the contrary in Section 7 and
                     Part 5(f), any transfer by Party A under this Section 6(b)(ii) shall not require the consent of Party B specified in clause (d) of the definition of Permitted Transfer provided that:

                     (A) the transferee (the "Transferee") is an Eligible Replacement;

                     (B) if the Transferee is domiciled in a different country or political subdivision thereof from both Party A and Party B, such transfer satisfies the Rating Agency Condition;

                     (C) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d) (i)(4) corresponding to such excess;

                     (D) a Termination Event or Event of Default does not occur as a result of such transfer;

                     (E) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

                     (F) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

                           On and from the effective date of any such transfer to the Transferee, Party A will be fully released from any and all obligations hereunder.

         (v) JURISDICTION. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vi)     LOCAL BUSINESS DAY. The definition of Local Business Day in
                  Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply:

         (i) FIRST RATING TRIGGER COLLATERAL. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.


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Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 15 of 28


         (ii) SECOND RATING TRIGGER REPLACEMENT. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (iii) AMENDMENT OF POOLING AND SERVICING AGREEMENT. If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

         (iv) FAILURE TO COMPLY WITH REGULATION AB PROVISIONS. If, upon the occurrence of a Swap Disclosure Event (as defined in Part 5(e) below) Party A has not, within 10 calendar days after such Swap Disclosure Event complied with any of the provisions set forth in Part 5(e)(iii) below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (v) OPTIONAL TERMINATION OF SECURITIZATION. An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with Article 10.01 of the Pooling and Servicing Agreement (such notice, the "OPTIONAL TERMINATION NOTICE"). With respect to such Additional Termination Event: (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C)
                  Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i),
                  (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Securities Administrator requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Securities Administrator in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Securities Administrator provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Securities Administrator in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due by Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event

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Reference Number: CXNS205198
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Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 16 of 28


                  will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

 (d) REQUIRED RATINGS DOWNGRADE EVENT. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold (such event, a "REQUIRED RATINGS DOWNGRADE EVENT"), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.

(e)      COMPLIANCE WITH REGULATION AB.

         (i) Party A agrees and acknowledges that Bear Stearns Asset Backed Securities I LLC ("BSABS") is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

         (ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof for so long as the Trust is required to file periodic reports under the Exchange Act, BSABS requests from Party A the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by BSABS, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

         (iii) Upon the occurrence of a Swap Disclosure Event, Party A, within ten (10) days and at its own expense, shall (1)(a) either (i) provide to BSABS the current Swap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word(R) or Microsoft Excel(R) format but not in .pdf format) or (ii) provide written consent to BSABS to incorporation by reference of such current Swap Financial Disclosure that are filed with the Securities and Exchange Commission in the Exchange Act Reports of BSABS, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference in the Exchange Act Reports of BSABS of such accounting firm's report relating to their audits of such current Swap Financial Disclosure, and (c) provide to BSABS any updated Swap Financial Disclosure with respect to Party A or any entity that consolidates Party A within five days of the release of any such updated Swap Financial Disclosure; (2) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) satisfies the Rating Agency Condition with respect to S&P and Moody's and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (3) subject to the Rating Agency Condition with respect to S&P and Moody's, obtain a guaranty of the Party A's obligations under this Agreement from an affiliate of the Party A that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

         (iv) Party A agrees that, in the event that Party A provides Swap Financial Disclosure to BSABS in accordance with Part 5(e)(iii)(a) or causes its affiliate to provide Swap Financial Disclosure to BSABS in accordance with Part 5(e)(iii)(c), it will indemnify and hold harmless BSABS, its respective directors or officers and any person controlling BSABS, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged


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Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 17 of 28


                  omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (v) BSABS shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of BSABS's rights explicitly specified in this Part 5(e).

(f) TRANSFERS.

         (i) Section 7 is hereby amended to read in its entirety as follows:

                  "Subject to Section 6(b)(ii), Part 5(b)(iv)), Part 5(d), and
                  Part 5(e), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party or (b) satisfaction of the Rating Agency Condition with respect to S&P and Moody's."

         (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g) NON-RECOURSE. Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement(1) and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Trust Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Trust from the Trust created pursuant to the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

(h) TIMING OF PAYMENTS BY PARTY B UPON EARLY TERMINATION. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under
         Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with
         Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i) RATING AGENCY NOTIFICATIONS. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under

---------------------------
(1) NB: PSA must provide that payment made by a replacement swap will be paid to the BSCM outside of the waterfall


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Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 18 of 28


         this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j) NO SET-OFF. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) AMENDMENT. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P and Moody's.

(l) NOTICE OF CERTAIN EVENTS OR CIRCUMSTANCES. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this
         Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) PROCEEDINGS. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes. This provision will survive the termination of this Agreement.

(n) TRUSTEE LIABILITY LIMITATIONS. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by The Bank of New York ("BNY") not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) BNY has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of the Trustee but is made and intended for the purpose of binding only the Trust; and (d) under no circumstances shall BNY in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement; (e) nothing herein contained shall be construed as creating any liability on BNY, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve BNY from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein; and (f) under the Pooling and Servicing Agreement and this Agreement, the Securities Administrator may act for the Trust hereunder, and Bear Stearns Capital Markets Inc. hereby acknowledges and agrees that it will, unless otherwise directed by the Trustee, make all payments hereunder to the account specified below.

(o) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 19 of 28


         not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) AGENT FOR PARTY B. Party A acknowledges that Party B has appointed the Trustee and the Securities Administrator as its agents to carry out the functions on behalf of Party B, and that the Trustee and the Securities Administrator shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q) ESCROW PAYMENTS. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

 (r) CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t) FORM OF ISDA MASTER AGREEMENT. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u) PAYMENT INSTRUCTIONS. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)      ADDITIONAL REPRESENTATIONS.

         CAPACITY. Party A represents to Party B on the date on which Party A enters into this Agreement and the Transaction that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement and the Transaction it is entering into the Agreement and the Transaction in its capacity as Trustee.

(w)      ACKNOWLEDGEMENTS.

         (i) SUBSTANTIAL FINANCIAL TRANSACTIONS. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 20 of 28


                  transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(x) NOTICES; DEMANDS. In the event that Party A fails to perform any of its obligations under this Agreement (including, without limitation, its obligations to make any payment or transfer collateral), or breaches any of its representations and warranties hereunder, or in the event that an Event of Default, Termination Event, or Additional Termination Event occurs, Party B shall, no later than the next Business Day following such failure, breach or occurrence, notify the Depositor and give any notice of such failure specified in this Agreement and make any demand specified in this Agreement. In the event that Party A's obligations are at any time guaranteed by a third party, then to the extent that Party A fails to make any payment or delivery required under terms of this Agreement, Party B shall, no later than the next Business Day following such failure, demand that such guarantor make any and all payments then required to be made by the guarantor pursuant to such guarantee. Party B shall cause any replacement swap provider to provide a copy of the related replacement derivative agreement to the Depositor. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

(y)      RESERVED.

(z)      ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "APPROVED RATINGS THRESHOLD" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

                  "APPROVED REPLACEMENT" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (e) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

                  "DERIVATIVE PROVIDER TRIGGER EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting Party or
                  (ii) a Termination Event with respect to which Party A is the sole Affected Party.

                  "ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee of all present and future payment obligations of Party A or an Eligible Replacement to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P and Moody's.

                  "ELIGIBLE GUARANTOR" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold or
                  (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

                  "ELIGIBLE REPLACEMENT" means an entity (A) (i) that has credit ratings at least equal to the Approved Ratings Threshold, (ii) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (iii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 21 of 28


                  pursuant to an Eligible Guarantee provided by an Eligible Guarantor and (B) that has executed Regulation AB provisions acceptable to Depositor in its sole discretion, exercised in good faith.

                  "ESTIMATED SWAP TERMINATION PAYMENT" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

                  "FIRM OFFER" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S FIRST TRIGGER RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S SECOND TRIGGER RATINGS EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Rating Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

                  "PERMITTED TRANSFER" means a transfer by novation by Party A to a transferee (the "TRANSFEREE") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B), (b) as of the date of such transfer neither Party B nor the Transferee would be required to withhold or deduct on account of Tax from any payments under this Agreement, (c) an Event of Default or Termination Event would not occur as a result of such transfer, (d) Party B has consented in writing to the transfer, such consent not to be unreasonably withheld, (e) the transfer would not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest holders, as determined by Party B in its sole discretion, (f) pursuant to a written instrument (the "TRANSFER AGREEMENT"), the Transferee acquires and assumes all rights and obligations of Party

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 22 of 28


                  A under the Agreement and the relevant Transaction, (g) Party B shall have determined, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (h) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (i) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P and Moody's; and (j) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                  "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

                  "RELEVANT ENTITY" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

                  "REPLACEMENT TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

                  "REQUIRED RATINGS DOWNGRADE EVENT" shall have the meaning assigned thereto in Part 5(d).

                  "REQUIRED RATINGS THRESHOLD" means each of the S&P Required Ratings Threshold, the Moody's Second Trigger Ratings Threshold, and the Moody's Required Ratings Threshold.

                  "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

                  "S&P APPROVED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

                  "S&P REQUIRED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

                  "SWAP RATING AGENCIES" means, with respect to any date of determination, each of S&P, Moody's, and Moody's, to the extent that each such rating agency is then providing a rating for any of the Bear Stearns Asset Backed Securities Trust 2006-4 (the "Certificates") or any notes backed by the Certificates (the "Notes").



               [Remainder of this page intentionally left blank.]

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 23 of 28


4.       Account Details and Settlement Information:


Payments to Party A:       Citibank N.A., NY
                           ABA Code: 021-000-089, for the account of Bear Stearns Securities Corp, for further credit to Account Number: 09253186
                           Bear Stearns Capital Markets
                           Sub Account: 101-90012-11

Payments to Party B:       Wells Fargo Bank, N.A.
                           ABA #: 021000248
                           Account Name: SAS Clearing
                           Account # 3970771416
                           FFC # 50960602, BSABS 2006-4, Swap Administration
                           Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 24 of 28


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.



By:      /s/ Timothy Murray
         -------------------------------
         Name:   Timothy Murray
         Title:  Authorized Signatory


Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.



BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-4
By: The Bank of New York, not individually, but solely as Trustee




By:      /s/ Mirela Cabej
         -------------------------------
         Name:  Mirela Cabej
         Title: Assistant Treasurer

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 25 of 28


                                   SCHEDULE I

    (all such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Following Business
      Day Convention with respect to Floating Rate Payer Period End Dates)



          FROM AND INCLUDING                        TO BUT EXCLUDING                      NOTIONAL AMOUNT (USD)
            Effective Date                              11/25/06                             146,374,272.88
               11/25/06                                 12/25/06                             140,184,488.88
               12/25/06                                 01/25/07                             134,255,827.94
               01/25/07                                 02/25/07                             128,577,296.06
               02/25/07                                 03/25/07                             123,138,361.38
               03/25/07                                 04/25/07                             117,928,934.73
               04/25/07                                 05/25/07                             112,939,351.11
               05/25/07                                 06/25/07                             108,160,351.83
               06/25/07                                 07/25/07                             103,583,067.47
               07/25/07                                 08/25/07                              99,199,001.53
               08/25/07                                 09/25/07                              95,000,014.80
               09/25/07                                 10/25/07                              90,978,310.35
               10/25/07                                 11/25/07                              87,126,419.08
               11/25/07                                 12/25/07                              83,437,197.36
               12/25/07                                 01/25/08                              79,904,887.96
               01/25/08                                 02/25/08                              76,524,690.60
               02/25/08                                 03/25/08                              73,290,332.93
               03/25/08                                 04/25/08                              70,194,005.49
               04/25/08                                 05/25/08                              67,228,224.52
               05/25/08                                 06/25/08                              64,387,528.10
               06/25/08                                 07/25/08                              61,666,597.58
               07/25/08                                 08/25/08                              59,060,430.88
               08/25/08                                 09/25/08                              56,565,270.31
               09/25/08                                 10/25/08                              19,734,533.76
               10/25/08                                 11/25/08                              18,893,669.08
               11/25/08                                 12/25/08                              18,088,500.07
               12/25/08                                 01/25/09                              17,317,626.49
               01/25/09                                 02/25/09                              16,579,639.07
               02/25/09                                 03/25/09                              15,873,054.58
               03/25/09                                 04/25/09                              15,196,473.05
               04/25/09                                 05/25/09                              14,548,614.28
               05/25/09                                 06/25/09                              13,928,308.65
               06/25/09                                 07/25/09                              11,744,703.05
               07/25/09                                 08/25/09                              11,242,930.71
               08/25/09                                 09/25/09                              10,762,505.88
               09/25/09                                 10/25/09                              10,302,523.48
               10/25/09                                 11/25/09                              9,862,116.64
               11/25/09                                 12/25/09                              9,440,455.18
               12/25/09                                 01/25/10                              9,036,744.02
               01/25/10                                 02/25/10                              8,650,221.72
               02/25/10                                 03/25/10                              8,280,159.01

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 26 of 28


(continued)

               03/25/10                                 04/25/10                              7,925,857.48
               04/25/10                                 05/25/10                              7,586,648.33
               05/25/10                                 06/25/10                              7,261,890.95
               06/25/10                                 07/25/10                              6,950,971.92
               07/25/10                                 08/25/10                              6,653,319.16
               08/25/10                                 09/25/10                              6,368,240.77
               09/25/10                             Termination Date                          6,095,319.51

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 27 of 28


                                     ANNEX A

                    PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

Reference Number: CXNS205198
The Bank of New York, not individually, but solely as trustee on behalf of Bear Stearns Asset Backed Securities I Trust 2006-4
November 9, 2006
Page 28 of 28


                                    [ANNEX B

                              ITEM 1115 AGREEMENT]

                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                      dated as of November 9, 2006 between
          Bear Stearns Capital Markets Inc. (hereinafter referred to as
                            "PARTY A" or "PLEDGOR")
                                       and
  The Bank of New York, not individually, but solely as trustee (the "Trustee")
      on behalf of the trust with respect to the Bear Stearns Asset Backed
                      Securities Trust 2006-4 (the "Trust")
           (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated November 9, 2006, between Party A and Party B, Reference Number CXNS205198.


PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i)   DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

               (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                      The "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the greatest of

                      (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                      (2) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                      (3) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

               (B) "RETURN AMOUNT" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                      The "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the least of

                      (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                      (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds
                             (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                      (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds
                             (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

               (C) "CREDIT SUPPORT AMOUNT" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

         (ii)  ELIGIBLE COLLATERAL.

               On any date, the following items will qualify as "ELIGIBLE COLLATERAL" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):


                                                                                           MOODY'S            MOODY'S
   ISDA COLLATERAL ASSET                                                 S&P            FIRST TRIGGER     SECOND TRIGGER
     DEFINITION (ICAD)                                                VALUATION           VALUATION          VALUATION
           CODE                REMAINING MATURITY IN YEARS            PERCENTAGE          PERCENTAGE        PERCENTAGE
   (A)   US-CASH                           N/A                           100%                100%              100%

   (B)   US-TBILL
         US-TNOTE
         US-TBOND
                           1 or less                                    98.9%                100%              100%

                           More than 1 but not more than 2              98.0%                100%               99%

                           More than 2 but not more than 3              97.4%                100%               98%

                           More than 3 but not more than 5              95.5%                100%               97%

                           More than 5 but not more than 7              93.7%                100%               96%

                           More than 7 but not more than 10             95.5%                100%               94%

                           More than 10 but not more than 20            91.1%                100%               90%

                           More than 20                                 88.6%                100%               88%
   (C)   US-GNMA
         US-FNMA
         US-FHLMC
                           1 or less                                    98.5%                100%               99%

                           More than 1 but not more than 2              97.7%                100%               99%

                           More than 2 but not more than 3              97.3%                100%               98%

                           More than 3 but not more than 5              94.5%                100%               96%

                           More than 5 but not more than 7              93.1%                100%               93%

                           More than 7 but not more than 10             90.7%                100%               93%

                           More than 10 but not more than 20            87.7%                100%               89%

                           More than 20                                 84.4%                100%               87%

         The ISDA Collateral Asset Definition (ICAD) Codes used in this Paragraph 13(b)(ii) are taken from the Collateral Asset Definitions (First Edition - June 2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.

         (iii) OTHER ELIGIBLE SUPPORT.

               The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

               Not applicable.

         (iv)  THRESHOLD.

               (A) "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

               (B) "THRESHOLD" means, with respect to Party A and any Valuation Date, zero if a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed; otherwise, infinity.

                      "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

               (C) "MINIMUM TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of the Certificates rated by S&P is at the time of any transfer less than USD 50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

               (D) ROUNDING: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)      VALUATION AND TIMING.

         (i) "VALUATION AGENT" means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party
               A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

         (ii) "VALUATION DATE" means each Local Business Day on which any of the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero.

         (iii) "VALUATION TIME" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

         (v) EXTERNAL VERIFICATION. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

         (vi) NOTICE TO S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following Termination Events will be a "SPECIFIED CONDITION" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)      SUBSTITUTION.

         (i)   "SUBSTITUTION DATE" has the meaning specified in Paragraph
               4(d)(ii).

         (ii) CONSENT. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)      DISPUTE RESOLUTION.

         (i) "RESOLUTION TIME" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii) VALUE. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

               For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid-side quotation at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the arithmetic mean of the bid-side quotations for such securities quoted at the Valuation Time by any three principal market makers for such securities selected by the Valuation Agent, provided that if only two bid-side quotations are obtained, then the arithmetic mean of such two bid-side quotations will be used, and if only one bid-side quotation is obtained, such quotation shall be used, or
               (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

         (iii) ALTERNATIVE. The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

         (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

               Party B may appoint as Custodian (A) the entity then serving as Trustee or (B) any entity other than the entity then serving as Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least "A-1."

               Initially, the CUSTODIAN for Party B is: Not applicable.

         (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will not apply to Party B, and Party B shall not take any action specified in such Paragraph 6(c).

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

         (i) INTEREST RATE. The "INTEREST RATE" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian.

         (ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

         (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i) ADDITIONAL REPRESENTATION(S). There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

         (i) "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

         (ii) "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) DEMANDS AND NOTICES.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B's Custodian: at the address designated in writing from time to time.

(l) ADDRESS FOR TRANSFERS. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

         [Party A account details]

         [Party B account details]

(m)      OTHER PROVISIONS.

         (i) COLLATERAL ACCOUNT. Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

         (ii) AGREEMENT AS TO SINGLE SECURED PARTY AND SINGLE PLEDGOR. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

         (iii) CALCULATION OF VALUE. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

         (iv) FORM OF ANNEX. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form
               - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

         (v) EVENTS OF DEFAULT. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

         (vi) EXPENSES. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

         (vii) WITHHOLDING. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

         (viii)NOTICE OF FAILURE TO POST COLLATERAL. Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Local Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to the Depositor. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

         (ix)  ADDITIONAL DEFINITIONS. As used in this Annex:

               "COLLATERAL EVENT" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

               "DV01" means, with respect to a Transaction and any date of determination, the estimated change in the Secured Party's Transaction Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

               "EXPOSURE" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

               "LOCAL BUSINESS DAY" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

               "MOODY'S FIRST TRIGGER EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

               "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

               (I)    (A)    for any Valuation Date on which (I) a Moody's First
                             Trigger Event has occurred and has been continuing
                             (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Trigger Event has occurred and been continuing for at least 30 Local
                             Business Days, the sum, for each Transaction to which this Annex relates, of an amount equal to the following:

                             the greater of (a) zero and (b) the sum of (i) the Secured Party's Transaction Exposure for such Transaction and such Valuation Date and (ii) the lesser of (x) the product of the Moody's First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (y) the product of Moody's First

                             Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A such Valuation Date.

               "MOODY'S FIRST TRIGGER DV01 MULTIPLIER" means 15.

               "MOODY'S FIRST TRIGGER VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

               "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 2%.

               "MOODY'S SECOND TRIGGER EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

               "MOODY'S SECOND TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

               (I)    (A)    for any Valuation Date on which it is the case that
                             a Moody's Second Trigger Event has occurred and been continuing for at least 30 Local Business
                             Days, the sum, for each Transaction to which this Annex relates, of an amount equal to the following:

                             (1)    if such Transaction is not a
                                    Transaction-Specific Hedge,

                                    the greatest of (a) zero, (b) the amount of the next payment due to be paid by Party A under such Transaction, and (c) the sum of
                                    (x) the Secured Party's Transaction Exposure for such Transaction and such Valuation Date and (y) the lesser of (i) the product of the Moody's Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody's Second Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                             (2)    if such Transaction is a
                                    Transaction-Specific Hedge,

                                    the greatest of (a) zero, (b) the amount of the next payment due to be paid by Party A under such Transaction, and (c) the sum of
                                    (x) the Secured Party's Transaction Exposure for such Transaction and such Valuation Date and (y) the lesser of (i) the product of the Moody's Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody's Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A for such Valuation Date.

               "MOODY'S SECOND TRIGGER DV01 MULTIPLIER" means 50.

               "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE DV01 MULTIPLIER" means 65.

               "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE NOTIONAL AMOUNT MULTIPLIER" means 10%.

               "MOODY'S SECOND TRIGGER VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

               "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 8%.

               "PRICING SOURCES" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

               "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

               (I)    (A)    for any Valuation Date on which an S&P Rating
                             Threshold Event has occurred and been continuing for at least 30 days, an amount equal to the sum, for each Transaction to which this Annex relates, of the sum of (1) 100.0% of the Secured Party's
                             Transaction Exposure for such Valuation Date and
                             (2) the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date, or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A for such Valuation Date.

               "S&P RATING THRESHOLD EVENT" means, on any date, no Relevant Entity has credit ratings from S&P which exceed the S&P Approved Ratings Threshold.

               "S&P VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and
               (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

               "SWAP PROVIDER TRIGGER EVENT" means: (A) an Event of Default with respect to which Party A is a Defaulting Party, (B) a Termination Event with respect to which Party A is the sole Affected Party or
               (C) an Additional Termination Event with respect to which Party A is the sole Affected Party.

               "TRANSACTION EXPOSURE" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

               "TRANSACTION-SPECIFIC HEDGE" means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any

               Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

               "VALUATION PERCENTAGE" shall mean, for purposes of determining the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

               "VALUE" shall mean, in respect of any date, the related S&P Value, the related Moody's First Trigger Value, and the related Moody's Second Trigger Value.

               "VOLATILITY BUFFER" means, for any Transaction, the related percentage set forth in the following table.



                  The higher of  the S&P         Remaining      Remaining       Remaining       Remaining
                  short-term credit rating       Weighted        Weighted        Weighted        Weighted
                  of (i) Party A and (ii)         Average        Average         Average         Average
                  the Credit Support             Maturity        Maturity        Maturity        Maturity
                  Provider of Party A, if      up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  applicable
                  At least "A-2"                   2.75%          3.25%           4.00%           4.75%
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%






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